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     Supplement dated November 3, 1998 to Prospectus Dated May 1, 1998 for
                  Pacific One Variable Annuity ("Prospectus")


APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by replacing the last paragraph with the following:

For Contracts issued to residents of the state of New Jersey:

The term Annual Charge shall be substituted for the term Annual Fee.

There is no limit on the amount of any Purchase Payment.

We may reject any instruction, Purchase Payment, and/or transfer request if your instructions are not clear and we cannot determine your allocation instructions or transfer intentions.

Each partial withdrawal or transfer must be for $500 or more. We currently waive these minimum requirements.

Immediately after any allocation to an Investment Option, any transfer, or any partial withdrawal, your remaining Account Value in any Investment Option must be at least $500. We reserve the right to transfer any remaining Account Value that does not meet such minimum amount to your other Investment Options on a prorata basis relative to your most recent allocation instructions.

The Guarantee Term provision of the Contract does not reserve our right to offer Guarantee Terms for durations other than one year.

Under the Transfer and Withdrawal Transaction Fees provisions, we will impose a $15 fee for each transfer or partial withdrawal in excess of 15 in any Contract Year. Any transfer fee will be imposed from the Investment Options(s) from which the transfer is made on a prorata basis relative to the total amount transferred. We currently waive these fees.

At least once a year before the Annuity Date, we will send you a report that will show the Contract Value and any other information required by law.

We may delay payments or transfers from our general account which are part of your withdrawal proceeds for up to six months after the requested effective date of the transaction.

In choosing your Annuity Option, your annuity payments must be a fixed-dollar amount. The variable annuity payment option is not available. In choosing an Annuity Option, you must submit your Option request to us in writing in a form provided by us or in another form satisfactory to us. In the event you do not choose an Annuity Date or Annuity Option, under the default provisions, your payments will be in the form of a fixed-dollar annuity. The Conversion Amount you apply to an Annuity Option must result in an initial annuity payment of at least $250. We will reduce your payment frequency if the first annuity payment is less than $250.


Form No. PONJ110398